================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 2004

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-WCW2)

                           Park Place Securities, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

           DELAWARE                   333-118640-01       34-1993512
 ------------------------------       -------------       ----------
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California                                  92868
----------------------------------------         ------------
(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------



================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  Description of the Certificates and the Mortgage PoolOn September 3, 2004, a series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WCW2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Park Place Securities, Inc. as depositor (the "Depositor"), Countrywide Home Loans Servicing LP as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of twenty-one classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates", "Class A-6 Certificates", "Class A-7 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $2,999,999,971 as of September 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 31, 2004, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class A-7 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates were sold by the Depositor to Citigroup Global Markets Inc., Barclays Capital Inc. and Countrywide Securities Corporation (the "Underwriters"), pursuant to an Underwriting Agreement, dated August 31, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

=========================================================================================================
              INITIAL CERTIFICATE    PASS-THROUGH                  INITIAL CERTIFICATE      PASS-THROUGH
   CLASS     PRINCIPAL BALANCE(1)        RATE             CLASS   PRINCIPAL BALANCE(1)          RATE
---------------------------------------------------------------------------------------------------------
Class A-1       $1,621,609,000         Variable      Class M-2        $120,000,000            Variable
Class A-2        $ 250,000,000         Variable      Class M-3        $ 54,000,000            Variable
Class A-3        $ 100,000,000         Variable      Class M-4        $ 52,500,000            Variable
Class A-4        $ 39,300,000          Variable      Class M-5        $ 51,000,000            Variable
Class A-5        $ 36,427,000          Variable      Class M-6        $ 37,500,000            Variable
Class A-6        $ 94,960,000          Variable      Class M-7        $ 36,000,000            Variable
Class A-7        $ 145,204,000         Variable      Class M-8        $ 33,000,000            Variable
Class M-1        $ 147,000,000         Variable      Class M-9        $ 39,000,000            Variable
=========================================================================================================

(1) Approximate.

                  The Certificates, other than the Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 31, 2004 (the "Prospectus Supplement"), and the Prospectus, dated August 31, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                                Description
         -----------                                -----------
             4.1 Pooling and Servicing Agreement, dated as of September 1, 2004, by and among Park Place Securities, Inc. as Depositor, Countrywide Home Loans Servicing LP as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2004-WCW2 Certificates.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 20, 2004

                                               PARK PLACE SECURITIES, INC.


                                               By:      /s/ John P. Grazer
                                                  ---------------------------
                                               Name:  John P.Grazer
                                               Title: CFO

                                Index to Exhibits
                                -----------------


                                                                    Sequentially
Exhibit No.                    Description                         Numbered Page
-----------                    -----------                         -------------
    4.1           Pooling and Servicing Agreement, dated as of           7
                  September 1, 2004, by and among Park Place
                  Securities, Inc. as Depositor, Countrywide
                  Home Loans Servicing LP as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2004-WCW2
                  Certificates.

                                   Exhibit 4.1